SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT – April 24, 2017

(Date of earliest event reported)

honeywell international inc.

(Exact name of Registrant as specified in its Charter)

DELAWARE (State or other jurisdiction of incorporation)	1-8974 (Commission File Number)	22-2640650 (I.R.S. Employer Identification Number)

115 Tabor Road, Morris Plains, New Jersey	07950
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 455-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

Honeywell International Inc. (the “Company”) held its Annual Meeting of Shareowners on April 24, 2017. The following matters set forth in our Proxy Statement dated March 9, 2017, which was filed with the Securities and Exchange Commission pursuant to Regulation 14A under the Securities Exchange Act of 1934, were voted upon with the results indicated below.

1.	The nominees listed below were elected directors with the respective votes set forth opposite their names:

	For	%	Against	%	Broker Non Votes

Darius Adamczyk	588,155,146	98.83%	6,965,842	1.17%	83,799,752
William S. Ayer	585,837,250	98.44%	9,283,738	1.56%	83,799,752
Kevin Burke	588,585,709	98.90%	6,535,279	1.10%	83,799,752
Jaime Chico Pardo	581,209,793	97.66%	13,911,195	2.34%	83,799,752
David M. Cote	582,826,529	97.93%	12,294,459	2.07%	83,799,752
D. Scott Davis	580,870,079	97.61%	14,250,909	2.39%	83,799,752
Linnet F. Deily	583,699,514	98.08%	11,421,474	1.92%	83,799,752
Judd Gregg	586,527,284	98.56%	8,593,704	1.44%	83,799,752
Clive Hollick	579,177,472	97.32%	15,943,516	2.68%	83,799,752
Grace D. Lieblein	586,271,403	98.51%	8,849,585	1.49%	83,799,752
George Paz	587,807,215	98.77%	7,313,773	1.23%	83,799,752
Bradley T. Sheares	580,400,267	97.53%	14,720,721	2.47%	83,799,752
Robin L. Washington	588,573,133	98.90%	6,547,855	1.10%	83,799,752

 2.  The voting results on a non-binding advisory vote on the frequency of the advisory vote on executive compensation are set forth below:

1 Year	%	2 Years	%	3 Years	%	Abstain	%	Broker Non Votes

541,724,204	91.03%	3,078,698	0.52%	47,551,390	7.99%	2,766,696	0.46%	83,799,752

In light of these results, the Board of Directors has determined to hold an annual advisory vote on executive compensation.

3.	The voting results on a non-binding advisory vote to approve the compensation of the Company’s named executive officers disclosed in the Company’s 2017 proxy statement are set forth below:

For	%	Against	%	Abstain	%	Broker Non Votes
552,761,104	92.88%	35,959,835	6.04%	6,400,049	1.08%	83,799,752

4.	The shareowners approved the appointment of Deloitte & Touche LLP as independent accountants for 2017. The voting results are set forth below:

For	%	Against	%	Abstain	%
672,189,854	99.01%	4,400,023	0.65%	2,330,863	0.34%

5.	The shareowners did not approve the proposal regarding independent board chairman. The voting results are set forth below:

For	%	Against	%	Abstain	%	Broker Non Votes
165,439,542	27.80%	426,248,787	71.62%	3,432,659	0.58%	83,799,752

6.	The shareowners did not approve the proposal regarding political lobbying and contributions. The voting results are set forth below:

For	%	Against	%	Abstain	%	Broker Non Votes
211,938,936	35.61%	369,600,823	62.11%	13,581,229	2.28%	83,799,752

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 24, 2017	HONEYWELL INTERNATIONAL INC.

	By:	/s/ Jeffrey N. Neuman
Jeffrey N. Neuman
Vice President, Corporate Secretary and
Deputy General Counsel